UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported): May 1, 2003

Commission File No. 000-26991

Anthony & Sylvan Pools Corporation

(Exact name of registrant as specified in its charter)

Ohio	31-1522456
(State of Incorporation)	(IRS Employer Identification No.)

6690 Beta Drive, Mayfield Village, Ohio	44143
(Address of Principal Executive Offices)	(Zip Code)

(440) 720-3301

Registrant’s telephone number, including area code:

NOT APPLICABLE

(Former name or former address, if changed since last report)

1 of 7 Pages

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Anthony & Sylvan Pools Corporation press release dated May 1, 2003 announcing first quarter results

Item 9. Regulation FD Disclosure

The following information is being furnished under Items 9 and 12 of Form 8-K: On May 1, 2003, Anthony & Sylvan Pools Corporation (the “registrant”) issued a press release setting forth its March 31 and first quarter 2003 financial results. A copy of registrant’s press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Anthony & Sylvan Pools Corporation Registrant

By:	/s/ WILLIAM J. EVANSON
William J. Evanson Executive Vice President and Chief Financial Officer

Dated: May 1, 2003

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[Exhibit Index]

Item No.	Description

99.1	Press Release, dated May 1, 2003

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